McMoRan Exploration Co.

Buried Treasures on the Shelf

1st Quarter 2011 Conference Call

James R. Moffett
Co-Chairman of the Board, President & CEO

Richard C. Adkerson
Co-Chairman of the Board

April 18, 2011

MMR LISTED NYSE

www.mcmoran.com

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. We caution readers that those statements are not guarantees of future performance or exploration and development success, and our actual exploration experience and future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, capital expenditures, reclamation costs, anticipated and potential production and flow rates, and other statements that are not historical facts. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Important factors that can cause actual results to differ materially from the results anticipated by forward-looking statements include, but are not limited to, those associated with general economic and business conditions, failure to realize expected value creation from acquired properties, exercise of preferential rights to purchase variations in the market demand for, and prices of, oil and natural gas, drilling results, unanticipated fluctuations in flow rates of producing wells due to mechanical or operational issues (including those experienced by wells operated by third parties where we are a participant), oil and natural gas reserve expectations, the potential adoption of new governmental regulations, failure of third party partners to fulfill their commitments, the ability to satisfy future cash obligations and environmental costs, adverse conditions, such as high temperatures and pressure that could lead to mechanical failures or increased costs, the ability to hold current or future lease acreage rights, the ability to satisfy future cash obligations and environmental costs, access to capital to fund drilling activities, as well as other general exploration and development risks and hazards, and other factors described in more detail in Part I, Item 1A. "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC.

Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example the market prices of oil and natural gas, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements.

The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2010, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines prohibit us from including in filings with the SEC. "Gross unrisked potential" and "reserve potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2010.

This presentation contains a financial measure, earnings before interest, taxes, depreciation, amortization and exploration expenses (EBITDAX), commonly used in the oil and natural gas industry but not defined under GAAP. As required by SEC Regulation G, reconciliations of this measure to amounts reported in McMoRan's consolidated financial statements are included in the supplemental schedules of this presentation.

Buried Treasures on the Shelf

2010 Annual Report Highlights


McMoRan
Louisiana
Mississippi
Texas
GULF of MEXICO
BURIED TREASURES ON THE SHELF
McMoRan Exploration Co.
2010 Annual Report and Form 10-K

- **MMR's Ultra-Deep Prospects Target Objectives Below the Salt that Have Been Correlative to Productive Sections Seen Onshore and in Deepwater**
- **Davy Jones Discovery is Prime Example of a "Buried Treasure"**
- **MMR's Recent Ultra-Deep Success Has Re-Established the Shelf as Region of Significant Opportunity**
- **MMR is Uniquely Qualified to Continue GOM Shelf Leadership Position and Pursue New Frontier**

1Q11 Highlights

Buried Treasures on the Shelf

McMoRan 1Q11 Sales Stats

	Volumes	Realization
Natural Gas	11.7 Bcf	$4.54/Mcf
Oil	0.7 MM Bbls	$96.76/Bbl
Plant Products	1.7 Bcfe	$8.02/Mcfe

Production Rate of 195 MMcfe/d Exceeded Jan. 2011 Estimate of 175 MMcfe/d

- **Net Loss: $27.6 Million ($0.17/share), Includes:**
  - **$21.4 Million in Impairment Charges**
  - **$16.4 Million in Insurance Proceeds**
- **EBITDAX(1): $78.7 Million**
- **Operating Cash Flow: $33.5 Million, Including:**
  - **$22.7 Million in Working Capital Uses**
  - **$22.2 Million in Abandonment Expenditures**
- **Capital Expenditures of $96.5 Million**

(1) Please see slide 27 for reconciliation of this Non-GAAP Measure to net income.

Laphroaig No. 2 Production Test

- **Successful Production Test in April 2011**
  - 54 MMcf/d Gross Rate
  - ~ 16 MMcf/d Net to McMoRan
  - Zero Barrels of Water
  - 30/64th Choke
  - Flowing Tubing Pressure of 9,989 PSI
- **Results from Test Will be Used to Determine the Optimal Flow Rate for the Well**
- **Production Expected to Commence in 2Q11**
- **MMR WI: 38.4%**
- **MMR NRI: 29.5%**



6 Wells In Progress

Buried Treasures on the Shelf

McMoRan Operates All 6 Wells


Hurricane Deep
WI: 55.0%; NRI: 38.8%
Current Depth: 17,300'
PTD: 21,700'
Laphroaig #2
WI: 38.4%; NRI: 29.5%
First Production Expected in 2Q 2011
Davy Jones Offset Appraisal
WI: 60.4%; NRI: 47.9%
Current Depth: 30,546'
Preparing to Evaluate Exploration Objectives Below 27,300' with Wireline Logs
Boudin
WI: 74.1%; NRI: 58.8%
Current Depth: 10,800'
PTD: 23,100'
STATE
FEDERAL
100'
Blackbeard East
WI: 70.0%; NRI: 56.2%
Current Depth: 32,559'
Plan to Deepen, Pending Resolution of Mechanical Issue
Lafitte
WI: 72.0%; NRI: 58.3%
Current Depth: 20,950'
PTD: 29,950'
Brazos A-23
WI: 100.0%; NRI: 81.25%
Current Depth: 14,100'
PTD: 16,120'
Ultra-Deep Prospect
Deep Gas Prospect
Development Location

McMoRan

Davy Jones Completion Update

Buried Treasures on the Shelf

- **Long-lead Time Equipment Being Procured, Including:**
  - **25,000 psi Production Tree**
  - **Safety Valve**
  - **Blowout Preventer**
- **Completion and Flow Test Expected to be Performed by YE 2011**
- **Davy Jones No. 1 and No. 2 Wells Expected to be Available for Production Immediately After Flow Tests**

McMoRan
Davy Jones Completion Team


Davy Jones No. 1 Wellhead

McMoRan

2011 Outlook Summary

Buried Treasures on the Shelf

- **2011 Production Estimate***
  - **Annual Average 175 MMcfe/d, 15 MMcfe/d Higher Than Prior Estimate**
  - **2Q11e – 190 MMcfe/d**

- **2011 Capital Expenditures Estimate – $400 - $500 MM**
  - **$250 MM in Exploration (Low End of Range)**
  - **$150 MM in Development (Low End of Range)**
  - **Spending to Continue to be Driven by Opportunities**
  - **May Be Increased with Additional Exploration Success**

- **Abandonment Expenditures Estimate**
  - **~$135 MM in P&A Expenditures**
  - **~$40 MM Expected to be Covered by Insurance**
  - **Continue to Pursue Additional Reimbursements Under Insurance Programs for Other 2008 Hurricane Related Claims Expected in Future Periods**

**Dependent on the timing of planned recompletions and start ups, production performance and other factors*
e = estimate. See Cautionary Statement.

McMoRan

Cash Flow Sensitivities

Buried Treasures on the Shelf

2011e EBITDAX (1)

($ in millions)

EBITDAX Estimate Sensitivities

	Impact to Remaining 9 months
+/- $1/MMbtu Gas Price	$37
+/- $5/bbl Oil Price	$8
+/- 10% Production Volume	$35



$245
$290
$335
-$1/Mcf
-$5/Bbl
Forward
Pricing
+$1/Mcf
+$5/Bbl

(1) Based on 2011 production estimate from existing fields and NYMEX forward curve pricing as of April 13, 2011 ($4.36MMbtu and $108.40/bbl for remaining 9 months of 2011).

e = estimate. See Cautionary Statement.

McMoRan Exploration Co.


Louisiana
Texas
Gulf of Mexico
100'
100'
650'
650'

Buried Treasures on the Shelf

Geologic Review

MMR LISTED NYSE

www.mcmoran.com

Hurricane Deep
Deep Gas Exploration Prospect



Located in 12 feet of water

- **MMR WI: 55.0%**
- **MMR NRI: 38.8%**
- **Spud Date: January 20, 2011**
- **Current Depth: 17,300′**
- **PTD: 21,700′**
- **Certain Costs to 18,450′ Expected to be Covered by Insurance Programs**
- **Located on Southern Flank of Flatrock Structure**
- **Gross Unrisked Potential: 350 Bcfe**


211
212
213
FLATROCK
ROB L
#229
#232
#231
#228
OPERC
#230
218
217
216
#233
GYRO
#227
#225
#223
#226
HURRICANE
HURRICANE DEEP
Hurricane Deep #226
2007 DISCOVERY
#220
Hurricane Deep # 234
Drilling
221
222
223
Discovery
Productive
Drilling or T.A.
Proposed
1 Mile
#218
3/11

South Marsh Island Block 217

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Hurricane Deep Cross Section

Buried Treasures on the Shelf



B
NW
Flatrock
Hurricane Deep
JB Mountain
B'
SE
MMR #229
CVX #232
MMR #231
MMR #228
CVX #230
CVX #233
MMR #226
CVX #226ST
MMR #234
El Paso #220
MMR #218ST
MMR #219
0
5000
10000
15000
20000
25000
Lighthouse Point
Shallow Production
0.5 TCFE
Tiger Shoal Field
Shallow Production
3.4 TCFE
ROB-L
ROB-L
OPERC
OPERC
Salt
PTD 21,700'
GYRO
GYRO
"Big Blue" Fault
Hydrocarbon Bearing Zone
Potential Gas Target
5 Miles
4/11

Boudin Cross Section


A
NW
EL Paso
J.B. Mtn.
#218 ST
McMoRan
Boudin
#2
A'
SE
-15,000
-20,000
-25,000
SMI 239 Field
209 BCFE
Rob L
Operc
Gyro
Rob L
Operc
Gyro
Rob L
Operc
Gyro
TD 22000'
PTD 23100'
"Big Blue Fault"
3/11

Ultra-Deep Focus Areas on the Shelf of Gulf of Mexico

Buried Treasures on the Shelf

Generated 15 Prospects on Large Structures on Shelf with Ties to the Deepwater.



MMR Ultra-Deep Focus Areas Wilcox/Cretaceous
MMR Ultra-Deep Focus Areas Miocene/Wilcox
Industry Data Points in Deepwater
Industry Data Points in Flex Trend
MMR Ultra-Deep Focus Areas Oligocene/Frio
Eastern Most Point of Trends
McMoRan Drilling Activity and Play Location Map
MMR Wilcox/Cretaceous Play
MMR Miocene/Wilcox Play
MMR Oligocene/Frio Play
Pliocene/Miocene Flex Trend
Deepwater Lower/Middle Miocene Trend
Deepwater Eocene/Paleocene (Wilcox)
LOUISIANA
MISSISSIPPI
STATE
FEDERAL
Blackbeard East
Blackbeard West
Lafitte
Hickory
Thunderhorse
Cascade
Flatrock Fld
Davy Jones
Blueberry Hill
Boudin
Cake Arthur
Chalkley
Joseph
El Dorado Complex
Tubular Bells
Mars/Ursa
Europa
Champlain
Shiloh
Vicksburg
Mary Ann
MP 253
Bullwinkle
Penn State
Baldpate
Jason
Llano
Serrano
Macaroni
Auger/Cardamom
Oregano
Knotty Head
K2 North
Friesian
Tahiti
Caesar
K2
Shenzi
Neptune
Atlantis
Ticonderoga
Heidelberg
Puma
Mad Dog
Big Foot
Shenandoah
Tiber
Kaskida
Stones
Chinook
St. Malo
Jack
Baha
Great White
Trident
Buckskin
Hadrian
McMoRan Acreage
3/11

Davy Jones – Major Ultra-Deep Discovery



Located in 20 Feet of Water

Discovery Well

- **Logged 200′ of Wilcox Pay Below Salt Weld**
- **Completion & Flow Test Expected by YE 2011**

Offset Appraisal Well – 2½ Miles SW

- **Spud Date: April 7, 2010; Drilled to: 30,546′**
- **Preparing to Evaluate Exploration Objectives Below 27,300′ in Cretaceous with Wireline Logs**
- **Preliminary Data from Wireline Logs Above 27,300′ Indicated Over 200 Feet of Gross Sand and ~100 Net Feet of Sand in Wilcox**
  - ~ 1,300 Feet Structurally High (up dip) to the Discovery Well
  - All But One of the Sands in the Discovery Well Appear to be Present in the Offset Well


220
221
222
223
A'
DAVY JONES
SOUTH MARSH ISLAND N. ADDN
232
231
230
229
McMoRan Davy Jones Discovery TA - Waiting On Completion Materials
B'
233
234
235
236
McMoRan Drilling
246
245
Davy Jones Unit
244
243
B
A
3/11

Large Ultra-Deep Structure Encompassing 4 OCS Lease Blocks South Marsh Island 230/231/234/235

- **MMR WI: 60.4%**
- **MMR NRI: 47.9%**

Davy Jones Cross Section

If confirmed, the combination of productive Wilcox and Cretaceous sections on the same structure could enhance the prospectivity of Davy Jones and the value of McMoRan's other ultra-deep prospects on its acreage position within the Davy Jones trend.



Generalized Cross Section
Davy Jones Discovery
B
SW
B'
NE
Appraisal Well
Drilling
Davy Jones
DISCOVERY
2.5 Miles
Plio-Pleistocene
Upper Miocene
Middle Miocene
Salt Weld
Oligocene / Frio
Eocene / Paleocene
(Wilcox)
Cretaceous
Mesozoic
Current Depth
30,731' MD
30,546' TVD
Total Depth
29,122' MD
29,004' TVD
-10,000'
-20,000'
-30,000'

Davy Jones North/South Seismic Cross Section


8.4 Miles
S
N
A
A'
-20,000'
-20,000'
Salt Weld
Oligocene
Top Eocene
-25,000'
-25,000'
Wilcox
Top Limestone
Base Limestone
-30,000'
-30,000'
Mesozoic
Davy Jones SCAD PSDM Anisotropic
Provided Courtesy of FairfieldNodal

Davy Jones Well Locations Seismic Cross Section



SW
NE
Davy Jones Appraisal Well
McMoRan Oil & Gas LLC
OCS G-02300 #14
2½ Miles
Davy Jones Discovery
McMoRan Oil & Gas LLC
OCS G-26013 #1ST1
B
B'
-20,000'
-25,000'
-30,000'
Salt Weld
SALT
Salt Weld
Oligocene
Top Eocene
Top Wilcox
Paleocene
Top Wilcox 2
Top Wilcox 3
Top Limestone
Base Limestone
Top Eocene
Top Wilcox
Top Paleocene
Mesozoic
Davy Jones SCAD PSDM Anisotropic
Provided Courtesy of FairfieldNodal

Blackbeard East
Ultra-Deep Exploration Prospect



Located in 80 Feet of Water

- **Spud Date: March 8, 2010**
- **Drilled to 32,559'; Plan to Deepen, Pending Resolution of Mechanical Issue**
- **Logged 178 Net Feet of Hydrocarbons Above 25,000' in Miocene**
- **Logged First Hydrocarbon Bearing Frio Sand Either on GOM Shelf or in Deepwater Offshore Louisiana**
- **Well Appears to Have Encountered an ~200-foot Gross Sand Interval in the Sparta**


Upper/Mid Miocene Hydrocarbon
Potential Hydrocarbons
Salt Weld
McMoRan Drilling
B'
B
Dip
Salt Keel
Queen Anne's Revenge
Blackbeard East
3/11

South Timbalier Block 144

- **MMR WI: 70.0%**
- **MMR NRI: 56.2%**

Blackbeard East
Detailed Cross Section & Seismic

Buried Treasures on the Shelf



Blackbeard East
South Timbalier 144
1" MD Compsite
Upper Miocene
Mid Miocene
Oligocene/Frio
Blackbeard East Schematic
B W
B' E
Drilling
Pliocene
Salt
Upper Miocene
Salt Weld
Salt Keel
Mid Miocene
Lower Miocene
Oligocene/Frio
Mid Eocene/Sparta
Paleocene/Wilcox
15,000'
20,000'
25,000'
30,000'
35,000'
Mud Log Shows (21)



B
Blackbeard East
Blackbeard East Arb line
B'
FLT
SALT
SALT WELD
SALT KEEL
PTD 34,000' TVD
Courtesy of Western-Geco

Comparison to Significant Deepwater Discovery



K2 Field - Green Canyon Area
Conceptual Structural Cross Section A-A'
WEDGE MODEL
Reported Downdip Appraisal Well (2008)
(Location Projected)
A'
A
4 Miles
2 (2004)
3 (2003)
2 (2002)
1 (1999)
84' NFP
+-60' NFP
25,000' TVD
Wedge Model
+-128 NFP
26,000' TVD
27,000' TVD
4000' Column
+-165 NFP
28,000' TVD
Reported a New Pay Zone NFP?
Lower Miocene
5000' Column ?
Reported Oil/Water Contact Established
K2 Field
Reported Field Size "2-4 BBOE in Place"
SALT
Green Canyon Area

NOTE: Schematic cross-section based on public data by the operator of the K2 discovery in the deepwater GOM in the Green Canyon area as interpreted by McMoRan.

Lafitte
Ultra-Deep Exploration Prospect

Buried Treasures on the Shelf



Located in 140 Feet of Water

- **MMR WI: 72.0%**
- **MMR NRI: 58.3%**
- **Spud Date: October 3, 2010**
- **Drilling Below 20,950'**
- **Targeting Miocene Objectives and Possibly Oligocene (Frio) Below the Salt Weld**
- **PTD: 29,950'**


62
63
201
202
203
65
64
222
221
220
SOUTH MARSH ISLAND
B'
223
MMR Lafitte #1 Drilling
78
224
225
EUGENE ISLAND
244
80
79
243
242
B
SOUTH MARSH ISLAND S. ADDN
245
93
94
LAFITTE
247
248
3/11

Eugene Island Blocks 222/223/244

McMoRan

Lafitte Cross Section

Buried Treasures on the Shelf



Eugene Island Area
Lafitte Prospect
Drilling
B'
North
B
South
-10,000'
-20,000'
-30,000'
-40,000'
Salt Weld
Upper Miocene
Current Depth 20,734' MD
Rubble / Mineralized Zone
Middle Miocene
±7,000' Potential Miocene Section
Salt
PTD 29,950' MD
Lower Miocene
Oligocene/Frio
Eocene / Paleocene (Wilcox)
Cretaceous
Mesozoic

Ultra-Deep Prospects/Potential

Unrisked Potential for Ultra-Deep Focus Area: 30+ Tcfe Gross, 14+ Tcfe Net*
Gross Potential Could Exceed 100 Tcfe


MMR Wilcox/Cretaceous Play
MMR Miocene/Wilcox Play
MMR Oligocene/Frio Play
ENGLAND
JOHN PAUL JONES
BLACKBEARD WEST
DAVY JONES
DRAKE
BONNET
BLACKBEARD EAST
BARATARIA
HOOK
CALICO JACK
BARBOSA
CAPTAIN BLOOD
LAFITTE
100'
650'
Ultra-Deep Discoveries
Ultra-Deep Prospects
McMoRan Acreage
4/11

*Assumes McMoRan has rights to 48% NRI; actual WI & NRI are pending unitization and parties' participation on a per prospect basis.

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.


McMoRan
McMoRan Exploration Co.
Louisiana
Texas
Gulf of Mexico
Buried Treasures on the Shelf
100'
100'
650'
650'
Reference Slides
MMR
LISTED
NYSE
www.mcmoran.com

1Q11 Average Production Rates For Top Fields

Buried Treasures on the Shelf

(MMcfe/d)



West Cameron 96
Gross: 18; Net: 5
LA State Lease 18090
"Long Point"
Gross: 26; Net: 7
"Laphroaig" (1)
Gross: 54; Net: 16
Breton Sound 33
Gross: 20; Net: 6
South Marsh Island 212
"Flatrock" Field
Gross: 183; Net: 75
Eugene Island 251
Gross: 14; Net: 6
Main Pass 299
Gross: 5; Net: 4
Vermilion 215
Gross: 7; Net: 5
West Delta 27
Gross: 8; Net: 4
High Island 537
Gross: 16; Net: 9
Eugene Island 182
Gross: 6; Net: 4
STATE
FEDERAL
100'

1Q11 Sales	
Natural Gas (Bcf)	11.7
Oil (MM bbls)	0.7
Plant Products (Bcfe)	1.7

(1) April 2011 flow test results from #2 well; expected to commence production in 2Q 2011

Reconciliation of Non-GAAP Measure

Buried Treasures on the Shelf

EBITDAX is a financial measure commonly used in the oil and natural gas industry but is not a recognized accounting term under accounting principles generally accepted in the United States of America (GAAP). As defined by McMoRan, EBITDAX reflects the company's adjusted oil and gas operating income (loss). EBITDAX is derived from net loss from continuing operations before interest expense, net; income tax expense; exploration expenses; depletion, depreciation and amortization expense; stock-based compensation charged to general and administrative expenses; insurance recoveries; and gain on sale of oil and gas property. EBITDAX should not be considered by itself or as a substitute for net income (loss), operating income (loss), cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP, or as a measure of McMoRan's profitability or liquidity. Because EBITDAX excludes some, but not all, items that affect net income (loss), the computation of this non-GAAP financial measure may be different from similar presentations of other companies, including oil and gas companies in our industry. As a result, the EBITDAX data presented below may not be comparable to similarly titled measures of other companies. A reconciliation of net loss to EBITDAX for the first quarter ended March 31, 2011 is set forth below:

	1Q11
	($ in millions)
Net loss applicable to common stock, as reported	$ (28)
Preferred dividends and inducement payments for early conversion of preferred stock	12
Loss from discontinued operations	1
Loss from continuing operations, as reported	(15)
Interest expense, net	6
Income tax expense	-
Exploration expenses	13
Depreciation, depletion and amortization expense	87
Stock-based compensation charged to general and administrative expenses	5
Insurance recoveries	(16)
Gain on sale of oil and gas property	(1)
EBITDAX	$ 79